    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER __, 2002
                                                           REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              THE CHUBB CORPORATION
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                               6331                      132595722
(State or other jurisdiction           (Primary Standard Industrial       (I.R.S. Employer
of incorporation or organization)       Classification Code Number)      Identification No.)


                              15 MOUNTAIN VIEW ROAD
                                  P.O. BOX 1615
                              WARREN, NJ 07061-1615
   (Address and telephone number of registrant's principal executive offices)


                                 HENRY G. GULICK
                          VICE PRESIDENT AND SECRETARY
                              THE CHUBB CORPORATION
                              15 MOUNTAIN VIEW ROAD
                                  P.O. BOX 1615
                          WARREN, NEW JERSEY 07061-1615
                                 (908) 903-3576
            (Name, address and telephone number of agent for service)

                                   COPIES TO:

        JOANNE L. BOBER                             RAYMOND B. CHECK, ESQ.
   SENIOR VICE PRESIDENT AND                      CLEARY, GOTTLIEB, STEEN &
        GENERAL COUNSEL                                    HAMILTON
     15 MOUNTAIN VIEW ROAD                            ONE LIBERTY PLAZA
 WARREN, NEW JERSEY 07061-1615                   NEW YORK, NEW YORK 10006-1404

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

   IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A
DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF
1933, PLEASE CHECK THE FOLLOWING BOX. [ ]

   IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING
PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX
AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER FOR THE SAME OFFERING.
[X] Registration Statement on Form S-3, File No. 333- 74912

   IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(c)
UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES
ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION
STATEMENT FOR THE SAME OFFERING. [ ]

   IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434,
PLEASE CHECK THE FOLLOWING BOX. [ ]

                         CALCULATION OF REGISTRATION FEE

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
--------------------------------------------------------------------------------------------------------------------------
                                                                               PROPOSED MAXIMUM            AMOUNT OF
              TITLE OF EACH CLASS OF                AMOUNT TO BE REGISTERED    AGGREGATE OFFERING         REGISTRATION
          SECURITIES TO BE REGISTERED(1)                                            PRICE(2)                 FEE(3)
--------------------------------------------------------------------------------------------------------------------------
Debt Securities, Preferred Stock, Depositary
Shares, Warrants and Common Stock, including
Rights to purchase Series B Participating
Preferred Stock...................................       $200,000,000             $200,000,000               $18,400
--------------------------------------------------------------------------------------------------------------------------

(1) This registration statement also covers delayed delivery contracts which may be issued by the registrant under which the counterparty may be required to purchase debt securities, preferred stock, depositary shares, warrants or common stock, including rights to purchase Series B Participating Cumulative Preferred Stock. Such contracts may be issued together with the specific offered securities to which they relate.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the

    Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

(3) Previously paid in connection with File No. 333-74912.

This registration statement is being filed with respect to the registration of additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (No. 333-74912) are incorporated by reference into this registration statement.

The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, The Chubb Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Warren, State of New Jersey, on the 25th day of November, 2002.

                                 THE CHUBB CORPORATION


                                 By: /s/ Henry Gulick
                                     --------------------------------------
                                     Name: Henry Gulick
                                     Title:  Vice President and Secretary


                  Name                                    Title
                  ----                                    -----
                    *                      Chairman and Chief Executive Officer
---------------------------------------          of the Board of Directors
             Dean R. O'Hare

                    *                          Executive Vice President and
---------------------------------------           Chief Financial Officer
            Michael O'Reilly


                    *                             Senior Vice President and
---------------------------------------            Chief Accounting Officer
             Henry B. Schram



                    *                                    Director
---------------------------------------
                Zoe Baird


                                                         Director
---------------------------------------
              John C. Beck


                                                         Director
---------------------------------------
             Sheila P. Burke

                  Name                                    Title
                  ----                                    -----
                                                         Director
---------------------------------------
           James I. Cash, Jr.


                                                        Director
---------------------------------------
            Percy Chubb, III


                    *                                    Director
---------------------------------------
              Joel J. Cohen


                    *                                    Director
---------------------------------------
           James M. Cornelius


                    *                                    Director
---------------------------------------
              David H. Hoag


                    *                                    Director
---------------------------------------
            Klaus J. Mangold


                    *                                    Director
---------------------------------------
            Warren B. Rudman


                    *                                    Director
---------------------------------------
            David G. Scholey


                    *                                    Director
---------------------------------------
           Raymond G.H. Seitz


                    *                                    Director
---------------------------------------
            Lawrence M. Small


                    *                                    Director
---------------------------------------
          Karen Hastie Williams


                    *                                    Director
---------------------------------------
           James M. Zimmerman

                  Name                                    Title
                  ----                                    -----
                                                         Director
---------------------------------------
            Alfred W. Zollar


By: *      /s/ Henry G. Gulick                       Attorney-in-Fact
      ---------------------------------
             Henry G. Gulick

                                  EXHIBIT INDEX

  EXHIBIT NO.                          DOCUMENT
  -----------                          --------
       1.1        Form of Underwriting Agreement relating to the Debt
                  Securities (incorporated herein by reference to
                  Exhibit 1.1 to Chubb's Registration Statement on Form
                  S-3 (No. 33-59111)).

       1.2        Form of Underwriting Agreement relating to the Common
                  Stock, Preferred Stock and Convertible Subordinated
                  Debt Securities of Chubb (incorporated herein by reference to Exhibit 1.3 to Chubb's Registration
                  Statement on Form S-3 (No. 33-59111)).

       4.1        Indenture dated as of October 25, 1989, between Chubb and The
                  First National Bank of Chicago relating to Senior Debt
                  Securities (incorporated herein by reference to Exhibit 4(a) to Chubb's Registration Statement on Form S-3 (No. 33-31796)).

       4.2        Form of Indenture between Chubb and The First National
                  Bank of Chicago relating to Subordinated Debt
                  Securities (incorporated herein by reference to Exhibit 4.3 to Chubb's Registration Statement on Form
                  S-3 (No. 33-59111)).

       4.3        Forms of Senior Debt Securities (included in Exhibit
                  4.1).

       4.4        Forms of Subordinated Debt Securities (included in
                  Exhibit 4.2).

       4.5 Restated Certificate of Incorporation of Chubb (incorporated herein by reference to Exhibit 3 of Chubb's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, filed on August 14, 1996 (No. 1-8661)).

       4.6        Certificate of Amendment to the Restated Certificate of
                  Incorporation of Chubb (incorporated herein by reference to Exhibit 3 of Chubb's Annual Report on Form 10-K for the year ended December 31, 1998, filed on March 29, 1999 (No.1-8661)).

       4.7 Certificate of Correction of Certificate of Amendment to the Restated Certificate of Incorporation of Chubb (incorporated herein by reference to Exhibit 3 of Chubb's Annual Report on Form 10-K for the year ended December 31, 1998, filed on March
                  29, 1999 (No. 1-8661)).

       4.8 Restated By-Laws of Chubb (incorporated herein by reference to Exhibit 3 of Chubb's Annual Report on Form 10-K for the year ended December 31, 2000, filed on March 27, 2001 (No.1-8661)).

       4.9 Form of Deposit Agreement (incorporated herein by reference to Exhibit 4.10 to Chubb's Registration
                  Statement on Form S-3 (No. 33-59111)).

  EXHIBIT NO.                          DOCUMENT
  -----------                          --------
       4.10       Form of Depositary Receipt for Chubb Depositary Shares
                  (included in Exhibit 4.8).

       4.11       Form of Chubb Common Stock and Preferred Stock Warrant
                  Agreement (incorporated herein by reference to Exhibit
                  4.12 to Chubb's Registration Statement on Form S-3
                  (No. 33-59111)).

       4.12 Form of Chubb Debt Warrant Agreement (incorporated herein by reference to Exhibit 4.13 to Chubb's
                  Registration Statement on Form S-3 (No. 33-59111)).

       4.13       Rights Agreement dated as of March 12, 1999 between Chubb and
                  First Chicago Trust Company of New York (incorporated herein by reference to Exhibit 4.12 to Chubb's Registration Statement on Form S-3 (No. 33-74912)).

       5.1 Opinion of Drinker Biddle & Shanley LLP (incorporated herein by reference to Exhibit 5 to Chubb's
                  Registration Statement on Form S-3 (No. 33-74912), as amended).

       5.2        Opinion of Cleary, Gottlieb, Steen & Hamilton.

       12         Statement re: Computation of Ratio of Consolidated
                  Earnings to Fixed Charges of Chubb.

       23.1       Consent of Ernst & Young LLP.

       23.2       Consent of Drinker Biddle & Shanley LLP (included in
                  Exhibit 5.1).

       23.3       Consent of Cleary, Gottlieb, Steen & Hamilton
                  (included in Exhibit 5.2).

       24.1       Powers of Attorney for the Directors of Chubb.

       25.1 Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act for Chubb
                  (incorporated herein by reference to Exhibit 25.1 to Chubb's Registration Statement on Form S-3 (No.
                  33-74912)).


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